2Q TWENTY24 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assumes," "anticipates," "believes," "estimates," "expects," “foresees,” "intends," "plans," "projects," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; potential reductions in benchmark interest rates and the resulting impacts on net interest income; deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; Origin's ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business and the impact of prolonged elevated interest rates on our financial projections, models and guidance); the effectiveness of Origin's risk management framework and quantitative models; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; the impact of labor pressures; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies, difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, and potential expenses associated with complying with such regulations; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; a deterioration of the credit rating for U.S. long-term sovereign debt or actions that the U.S. government may take to avoid exceeding the debt ceiling; a potential U.S. federal government shutdown and the resulting impacts; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities, and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; possible changes in trade, monetary, and fiscal policies, laws, and regulations and other activities of governments, agencies and similar organizations; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities (including the impacts related to or resulting from Russia's military action in Ukraine, or the conflict in Israel and surrounding areas, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments), regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; the impact of generative artificial intelligence; fraud or misconduct by internal or external actors (including Origin employees) which Origin may not be able to prevent, detect or mitigate, system failures, cybersecurity threats or security breaches and the cost of defending against them; Origin’s ability to maintain adequate internal controls over financial and non- financial reporting; and potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Certain prior period amounts have been reclassified to conform to the current year financial statement presentations. These reclassifications did not impact previously reported net income or comprehensive income. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: PTPP earnings, adjusted NIM-FTE, PTPP ROAA, tangible book value per common share, adjusted tangible book value per common share, tangible common equity, adjusted tangible common equity, tangible common equity to tangible assets, return on average tangible common equity and core efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ LOUISIANA Entry: 1912 Loans: $1,439 Deposits: $2,805 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 DEPOSITS & LOANS BY STATE Note: All financial information is as of June 30, 2024. Map location counts include full service branches only. Please see slide 29 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $592 Deposits: $581 7% 8% 33% 19% 60% 73% Loans (2)Deposits (1) ICS ICS TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $3,004 Loans: $1,980 Loans: $432 Deposits: $2,828 Deposits: $1,303 Deposits: $898 Total Texas Loans: $5,416 Total Texas Deposits: $5,029 SOUTHEAST Entry: 2024(3) 16 10 9 18 6 ** *Locations in Mobile, Alabama and Fort Walton Beach, Florida coming soon

ORIGIN STRATEGICALLY INVESTS IN TEXAS & SOUTHEAST

THE MOST DYNAMIC GROWTH MARKETS IN THE COUNTRY

STRONG
NET MIGRATION INTO OUR MARKETS



MIDWEST
-480,336
NORTHEAST
-1,181,700
WEST
-774,966
SOUTH
+2,437,002

Net Domestic Migration from April 1, 2020 to July 1, 2023 • Source: US Census Bureau

TEXAS

- 8th largest economy in the world
- #1 in jobs created in 2023 with 369,600 jobs added
- Home to 55 fortune 500 company headquarters
- Texas boasts the 2nd largest civilian workforce in the US with over 15 million workers
- Texas is the leading destination for corporate relocation & expansion projects
- Texas is home to 3.2 million small businesses and hundreds of publicly traded firms
- Texas led the nation in high tech exports for the 11th year in a row in 2023

SOUTH ALABAMA & FLORIDA PANHANDLE

- Baldwin County - 7th fastest growing metro in the country
- High-tech employment population
  - 7 of top 10 US defense contractors have a presence in the region
- Mobile, AL - 12th largest US port by volume
- Mobile Harbor project will make it the deepest harbor in the Gulf of Mexico in 2025

4

5 ORIGIN BANCORP, INC. _______

PERFORMANCE HIGHLIGHTS AT-A-GLANCE - SECOND QUARTER 2024

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
UNAUDITED

	Key Performance Metrics	2Q24	1Q24
Balance Sheet	Total Loans Held for Investment ("LHFI")	$ 7,959,171	$ 7,900,027
	Total Assets	9,947,182	9,892,379
	Total Deposits	8,510,842	8,505,464
Income Statement	Net Income	$ 20,989	$ 22,632
	Pre-Tax, Pre-Provision ("PTPP") Earnings(4)	31,967	31,871
	Diluted EPS	0.67	0.73
Selected Ratios	NIM - FTE	3.17 %	3.19 %
	Return on Average Assets (annualized) ("ROAA")	0.84	0.92
	PTPP ROAA (annualized)(4)	1.28	1.30
	Return on Average Stockholders' Equity (annualized) ("ROAE")	7.79	8.57
	Book Value per Common Share	$ 35.23	$ 34.79
	Tangible Book Value per Common Share(4)	29.77	29.24
	Adjusted Tangible Book Value per Common Share(4)	33.86	33.27
	Tangible Common Equity to Tangible Assets(4)	9.47 %	9.33 %
	Return on Average Tangible Common Equity (annualized) ("ROATCE")(4)	9.25	10.24
	Efficiency Ratio	66.82	64.81
	Core Efficiency Ratio(4)	65.55	65.24
	ALCL to Total LHFI	1.27	1.25

Please see slide 29 for all footnote references included above.

2Q24 Key Highlights

- Total LHFI were $7.96 billion at June 30, 2024, reflecting an increase of $59.1 million, or 0.7%, compared to March 31, 2024. LHFI, excluding MW LOC, were $7.45 billion at June 30, 2024, reflecting a decrease of $46.4 million, or 0.6%, compared to March 31, 2024.
- Total deposits were $8.51 billion reflecting an increase of $5.4 million, or 0.1%, compared to March 31, 2024.
- Noninterest income was $22.5 million for the quarter ended June 30, 2024, reflecting an increase of $5.2 million, or 30.2%, compared to the linked quarter, and was at the highest level in our history since we became a publicly traded Company in 2018.
- Our book value per common share was $35.23 at June 30, 2024, reflecting an increase of $0.44, or 1.3%, compared to March 31, 2024. Tangible book value per common share was $29.77 at June 30, 2024, reflecting an increase of $0.53, or 1.8%, compared to March 31, 2024.
- June 30, 2024, Company level common equity Tier 1 capital to risk-weighted assets was 12.15%, Tier 1 leverage ratio was 10.70%, and the total capital ratio was 15.16%.

ORIGIN BANCORP, INC.
6

TRENDING KEY MEASURES

UNAUDITED

Net Income ($)

DOLLARS IN THOUSANDS


13,095
20,989
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Diluted EPS ($)


0.56
0.67
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Total LHFI ($)

DOLLARS IN MILLIONS


CAGR 9.8%
5,613
7,959
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Total Deposits ($)

DOLLARS IN MILLIONS


CAGR 10.1%
5,936
8,511
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Total LHFI, Adjusted[5] ($)

DOLLARS IN MILLIONS


CAGR 17.7%
4,043
7,453
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Tangible Book Value per Common Share[4] ($) (Non-GAAP)


CAGR 4.3%
25.39
29.77
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Adj Tangible Book Value per Common Share[4] ($) (Non-GAAP)


CAGR 9.1%
24.46
33.86
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Core Efficiency Ratio[4] (%) (Non-GAAP)


56.55
65.55
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

Please see slide 29 for all footnote references included above.

ORIGIN BANCORP, INC. 7

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 2Q24 DOLLARS IN MILLIONS Total Assets ($) 148 9,947 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 2Q 24 Total Stockholders' Equity ($) 11 1,096 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 2Q 24 CAGR 17.2% CAGR 18.8% 8 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return(6) ($) IPO Please see slide 29 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 9 2,247 2,620 4,747 5,276 5,416 1,343 1,545 2,747 2,993 3,004 904 1,075 1,631 1,837 1,980 369 446 432 DFW Houston East Texas 2020 2021 2022 2023 2Q24 Deposit Trends by Texas Market(1) ($) Loan Trends by Texas Market(2) ($) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 35 locations throughout 10 counties including the 4th and 5th largest MSAs in the United States.(7) • Texas franchise represents 73% of LHFI(2) and 60% of deposits(1) at June 30, 2024. 2,574 3,132 4,261 4,108 5,029 1,581 1,925 2,196 1,994 2,828 993 1,207 1,173 1,205 1,303 892 909 898 DFW Houston East Texas 2020 2021 2022 2023 2Q24 CAGR 28.6% CAGR 21.1% Please see slide 29 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 10 LOAN GROWTH 4,094 4,498 6,805 7,331 7,453 4,094 4,498 5,593 7,331 7,453 1,212 Origin BTH 2020 2021 2022 2023 2Q24 0 2,000 4,000 6,000 8,000 LHFI Key Data DOLLARS IN MILLIONS IDT • Total LHFI, excluding MW LOC, were $7.45 billion at June 30, 2024, reflecting a decrease of $46.4 million, or 0.6%, compared to March 31, 2024. • Total MW LOC were $506.5 million, or 6.4%, of total LHFI at June 30, 2024. LHFI Growth excluding MW LOC(8) ($) 1,732 1,872 2,894 3,013 3,031 1,732 1,872 2,267 3,013 3,031 627 Origin BTH 2020 2021 2022 2023 2Q24 0 1,000 2,000 3,000 4,000 C&I and Owner Occupied CRE Growth(8) ($) Please see slide 29 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

WELL DIVERSIFIED LOAN PORTFOLIO[9]

UNAUDITED

Loan Composition at June 30, 2024: $7,959 million



Residential Real Estate - Single Family & Consumer
18%
Commercial & Industrial ("C&I") 27%
Multi-Family Real Estate
5%
C&D: 13%
12%
Owner Occupied Commercial Real Estate ("CRE")
Non-Owner Occupied CRE 19%
6%
MW LOC
C&I, Owner Occupied CRE, MW LOC: 45%
Non-Owner Occupied CRE, C&D, Multi-Family: 37%

C&I, Owner Occupied CRE and MW LOC: $3,537 million



Finance & Insurance: 7%
Real Estate & Construction: 7%
MW LOC: 6%
Energy: 4%
Transportation Svcs: 2%
Retail Shopping: 2%
Healthcare: 2%
Retail Dealers: 2%
Restaurants: 1%
Professional Svcs: 1%
Entertainment: 1%
Consumer Svcs: 1%
Commercial Svcs: 1%
Wholesale Distribution: 1%
Banks: 1%
Misc: 6%

Loan Portfolio Details

(Dollars in thousands)	2Q24	1Q24	4Q23	3Q23	2Q23
C&I	$2,070,947	$2,154,151	$2,059,460	$2,058,073	$1,977,028
Owner Occupied CRE	959,850	948,624	953,822	932,109	915,861
MW LOC	506,505	400,995	329,966	286,293	537,627
Total Commercial	3,537,302	3,503,770	3,343,248	3,276,475	3,430,516
Non-Owner Occupied CRE	1,563,152	1,472,164	1,488,912	1,503,782	1,512,303
C&D	1,017,389	1,168,597	1,070,225	1,076,756	1,022,239
Multi-Family Real Estate	398,202	359,765	361,239	349,787	348,703
Residential Real Estate-Single Family	1,421,027	1,373,532	1,373,696	1,338,382	1,284,955
Consumer Loans	22,099	22,199	23,624	22,881	23,973
Total Loans	$7,959,171	$7,900,027	$7,660,944	$7,568,063	$7,622,689

Please see slide 29 for all footnote references included above.

Non-Owner Occupied CRE, C&D and Multi-Family: $2,979 million



Misc.: 2%
Finance & Insurance: 1%
Professional Svcs.: 1%
Restaurant: 1%
Consumer: 1%
Hotel: 1%
Healthcare: 2%
Multi-Family under Construction: 3%
Multi-Family Real Estate: 5%
Office Building: 5%
Retail Shopping: 6%
Real Estate & Construction: 9%

ORIGIN BANCORP, INC.
11

CREDIT QUALITY

UNAUDITED

Asset Quality Trends (%)


0.44
0.26
0.42
0.27
0.39
0.34
0.51
0.42
0.95
0.83
2Q23
3Q23
4Q23
1Q24
2Q24
Nonperforming LHFI / LHFI (%)
Past due LHFI / LHFI (%)


1.11
0.85
1.05
1.07
1.49
0.10
0.14
0.10
0.13
0.15
2Q23
3Q23
4Q23
1Q24
2Q24
Classified LHFI / Total LHFI (%)
Net Charge-Offs / Average LHFI (annualized)

Allowance for Loan Credit Losses ("ALCL")

- **Recently, we identified certain questioned activity involving a single banker in our East Texas market. The activity involved the former banker facilitating advances in and among certain customer loans and accounts that, in one or more instances, may not have been appropriately documented. This activity negatively impacted our provision expense during the quarter.**
- **Provision for loan credit loss expense for 2Q24 was $5.4 million, compared to $4.1 million in 1Q24, and $4.3 million in 2Q23. The $1.3 million net increase in the provision for loan credit losses was driven primarily by a total $7.3 million increase associated with the first bulleted item above, representing a $4.1 million provision on impacted relationships and a $3.2 million provision related to the questioned banker activity.**
- **ALCL to nonperforming LHFI is 133.05% at 2Q24, 243.27% at 1Q24, and 280.74% at 2Q23.**

DOLLARS IN THOUSANDS


94,353
95,177
96,868
98,375
100,865
1.32
1.30
1.31
1.30
1.34
1.24
1.26
1.26
1.25
1.27
2Q23
3Q23
4Q23
1Q24
2Q24
ALCL as a percentage of LHFI, adjusted (%)(10)
ALCL as a percentage of LHFI (%)
ALCL ($)

Please see slide 29 for all footnote references included above.

ORIGIN BANCORP, INC.
12

ORIGIN BANCORP, INC. _______ Texas: 75% Louisiana: 6% Mississippi: 13% Out of Market: 6% 13 Medical: 25% Financial: 15% Law Firms: 11%Energy: 10% Other: 24% National Credit Tenant: 15% CRE OFFICE - STRENGTH AND DIVERSIFICATION Tenant Classification $373.8M $373.8M Geographic Diversification DOLLARS IN THOUSANDS June 30, 2024 Avg. Loan Size $ 2,336 Weighted Avg. LTV 59.19 % Past Due Loans / Loans — Classified Loans / Loans — NPL / Loans — NCOs / Avg. Loans (annualized) — ALCL / Loans 0.77 Key Portfolio Metrics DOLLARS IN MILLIONS DOLLARS IN MILLIONS NON-OWNER OCCUPIED (“NOO”), UNAUDITED Sensitivity Analysis(11) (%) 1.34 1.10 54.70 80.44 Current DSC Stressed DSC Current LTV Stressed LTV NOO CRE Office (12) Please see slide 29 for all footnote references included above. (13)

ORIGIN BANCORP, INC. _______ 14 SELECTED SECTORS - KEY PORTFOLIO METRICS June 30, 2024 Multi-Family Real Estate + Under Construction Hotel Retail Shopping Outstanding Loan Balance $ 655,151 $ 107,933 $ 647,346 % of LHFI 8.23% 1.36% 8.13 % Avg. Loan Size $ 3,165 $ 4,906 $ 1,575 Weighted Avg. LTV 57.06% 59.15% 64.54 % Past Due Loans / Loans — — 0.20 Classified Loans / Loans 0.42 1.86 0.28 NPL / Loans 0.01 — — NCOs / Avg. Loans (annualized) — — (0.01) ALCL / Loans 0.90 1.05 0.69 DOLLARS IN THOUSANDS, UNAUDITED

ORIGIN BANCORP, INC. _______ Treasury/Agency: 4% MBS: 48% CMO: 14% Municipal: 24% Corporate/ABS: 10% 1,592 1,527 1,291 1,244 1,190 2.42 2.46 2.50 2.51 2.54 Total Securities ($) Yield (%) 2Q23 3Q23 4Q23 1Q24 2Q24 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS • Total securities portfolio weighted average effective duration was 4.28 years as of June 30, 2024, compared to 4.34 years as of March 31, 2024. • Expected principal cash flows from investments with no rate changes: • 2024: $73.8 million • 2025: $107.6 million • 2026: $129.5 million 15 (152.9) (172.7) (121.0) (124.9) (127.2) 2Q23 3Q23 4Q23 1Q24 2Q24 Accumulated Other Comprehensive Loss(14) ($) Investment Securities - AFS Please see slide 29 for all footnote references included above. $1.16B DOLLARS IN MILLIONS UNAUDITED

LOANS & SECURITIES- REPRICING OR MATURITY

UNAUDITED

Total Loans

(Dollars in thousands)	Repricing or Maturity Term: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total	Rate Structure: Floating Rate	Variable Rate	Fixed Rate
Commercial and industrial	$ 1,619,947	$ 222,924	$ 195,639	$ 32,107	$ 330	$ 2,070,947	$ 1,625,026	$ 1,440	$ 444,481
Owner Occupied CRE	244,899	223,780	316,972	173,352	847	959,850	233,492	5,242	721,116
MW LOC	506,505	—	—	—	—	506,505	506,505	—	—
Total Commercial	$ 2,371,351	$ 446,704	$ 512,611	$ 205,459	$ 1,177	$ 3,537,302	$ 2,365,023	$ 6,682	$ 1,165,597
Non-Owner Occupied CRE	602,581	456,524	376,196	127,851	—	1,563,152	523,176	2,824	1,037,152
C&D	669,125	193,185	114,231	23,449	17,399	1,017,389	620,987	37,372	359,030
Multi-Family Real Estate	149,803	168,450	53,626	20,273	6,050	398,202	116,616	—	281,586
Residential Real Estate - Single Family	258,132	208,224	470,801	282,866	201,004	1,421,027	211,399	742,696	466,932
Consumer	10,577	7,100	3,928	454	40	22,099	5,473	121	16,505
Total	$ 4,061,569	$ 1,480,187	$ 1,531,393	$ 660,352	$ 225,670	$ 7,959,171	$ 3,842,674	$ 789,695	$ 3,326,802
% of total	51 %	19 %	19 %	8 %	3 %	100 %	48 %	10 %	42 %
Weighted Average Coupon Rate	7.75 %	4.67 %	5.76 %	4.34 %	4.94 %	6.43 %	7.90 %	4.67 %	5.16 %

AFS & HTM Securities

(Dollars in thousands)	Maturity & Projected Principal Cashflow: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total
Projected cash flow	$ 127,156	$ 260,299	$ 258,561	$ 464,491	$ 201,134	$ 1,311,641
% of Total	10 %	20 %	20 %	35 %	15 %	100 %

Please see slide 29 for all footnote references included above.

ORIGIN BANCORP, INC.
16

DEPOSIT DETAIL

UNAUDITED

Deposit Composition at June 30, 2024[15]: $8,511 million


Brokered: 7%
Public: 10%
Commercial: 52%
Consumer: 31%

Commercial Deposit Composition: $4,405 million


Finance & Insurance: 7%
Real Estate Rental & Leasing: 6%
Construction: 6%
Professional, Scientific, & Technical Svcs: 5%
Other Business Deposits 2% or less: 4%
Mgmt of Companies & Enterprises: 3%
Affiliate: 3%
Manufacturing: 2%
Healthcare & Social Assistance: 2%
Other Svcs (except Public Admin.): 2%
Mining: 2%
Wholesale Trade: 1%
Retail Trade: 1%
Misc: 8%

Deposit Detail

(Dollars in thousands)	2Q24	1Q24	4Q23	3Q23	2Q23	QoQ % Δ
Total Deposits	$8,510,842	$8,505,464	$8,251,125	$8,374,488	$8,490,043	0.1 %
FDIC Insured	(3,442,636)	(3,447,538)	(3,425,268)	(3,434,530)	(3,402,826)	(0.1)
FDIC Insured Reciprocal	(799,221)	(801,145)	(801,699)	(781,054)	(770,823)	(0.2)
FDIC Insured Brokered Deposits	(636,814)	(597,110)	(444,989)	(669,202)	(677,909)	6.6
Total Estimated FDIC Uninsured Deposits	3,632,171	3,659,671	3,579,169	3,489,702	3,638,485	(0.8)
Collateralized Public Funds	(771,419)	(836,150)	(849,603)	(739,329)	(799,351)	(7.7)
Uninsured/ Uncollateralized Deposits ($)	$2,860,752	$2,823,521	$2,729,566	$2,750,373	$2,839,134	1.3
Uninsured/ Uncollateralized Deposits (%)	33.6 %	33.2 %	33.1 %	32.8 %	33.4 %	

Geographic Concentration[1]


Commercial
Consumer
Public Funds
5%
37%
31%
7%
20%
10%
17%
38%
17%
18%
17%
14%
4%
13%
52%
Texas- DFW
Texas- Houston
TX- East Texas
Louisiana
Mississippi

Please see slide 29 for all footnote references included above.

ORIGIN BANCORP, INC.
17

ORIGIN BANCORP, INC. _______ 18 8,260 8,443 8,361 8,439 8,559 4,741 4,728 4,785 5,009 5,130 2,140 2,088 1,973 1,866 1,894 1,379 1,627 1,603 1,564 1,535 Interest-bearing Demand Noninterest-bearing Time Deposits 2Q23 3Q23 4Q23 1Q24 2Q24 Average Deposits ($) DEPOSIT TRENDS Deposit Cost Trends (QTD Annualized) (%) IDT Total Deposit Beta (%) DOLLARS IN MILLIONS UNAUDITED 0.00 0.51 0.19 1.22 (0.02) 0.02 0.22 0.61 0.73 0.51 0.35 0.23 0.15 0.09 Change in Cost of Total Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Change in Cost of Total Deposits (%) 0.170.29 -50.00 10.48 23.25 35.21 42.16 46.72 50.48 53.33 55.05 0.12 0.77 2.18 3.65 4.51 4.99 5.26 5.33 5.33 5.33 Cumulative Deposit Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 0.54 0.49 2.58 3.56 4.04 4.24 4.35 4.46 0.26 0.64 1.54 2.49 3.05 3.47 3.71 3.85 3.95 0.41 1.02 1.75 2.26 2.61 2.84 2.99 3.08 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

ORIGIN BANCORP, INC. _______ 19 YIELDS AND COSTS Yield on LHFI (%) Cost of Funds (%) • At 2Q24, LHFI with fixed rates = 42% and LHFI with floating/variable rates = 58%. • At 2Q24, Prime-based = $2.05 billion, SOFR-based = $2.25 billion and other index-based loans = $332.4 million. UNAUDITED 6.18 6.35 6.46 6.58 6.58 6.16 6.35 6.47 6.58 6.58 8.16 8.43 8.50 8.50 8.50 4.92 5.20 5.33 5.33 5.33 Yield on LHFI Yield on LHFI excl. PAA Avg. Prime Rate 30 Day Avg. SOFR 2Q23 3Q23 4Q23 1Q24 2Q24 (16) Please see slide 29 for all footnote references included above. 2.52 2.74 2.89 3.04 3.123.05 3.47 3.71 3.85 3.95 2.26 2.61 2.84 2.99 3.08 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 2Q23 3Q23 4Q23 1Q24 2Q24

ORIGIN BANCORP, INC. _______ 75,291 74,130 72,989 73,323 73,890 68,346 67,292 67,775 67,540 65,781 6,415 6,838 5,214 5,783 8,109 3.16 3.14 3.19 3.19 3.17 3.14 3.14 3.19 3.19 3.17 Net Interest Income excl. MW LOC, adjusted MW LOC Interest Income Net Purchase Accounting Accretion NIM (FTE) Adjusted NIM (FTE) 2Q23 3Q23 4Q23 1Q24 2Q24 20 DOLLARS IN THOUSANDS, UNAUDITED NET INTEREST INCOME AND NIM TRENDS 3.19 0.06 0.04 0.02 0.01 0.01 (0.05) (0.11) 1Q 24 MW LO C Rea l E sta te Lo an s Equ ity S ec . H eld in ot hr. In st. To tal S ec ur itie s IB B al. D FB Int R ev er sa l Q ue sti on ed A ct. Sav ing s a nd IB Tr an sc . A cc ts 2Q 24 2.00 3.00 (17) (18) Please see slide 29 for all footnote references included above. 24.64 29.52 21.01 8.58 2.04 2.480.12 0.77 2.18 3.65 4.99 5.26 5.33 5.33 Cumulative NIM-FTE Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 2Q23 3Q23 4Q23 1Q24 2Q24 NIM Beta - 2Q24 (%) 1.54 2.48 4.51 NIM-FTE Changes - 2Q24 (%) NIM-FTE Changes - 2Q24 (%) 73,32372,989 1,362 1,537 568 432 (298) (3,267) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s & IB Tr an sa c. Acc ts. 1Q 24 40,000 60,000 80,000 • In June 2024, the Federal Reserve left the current fed funds rate steady at a 23-year high of 5.25% to 5.50%. • As mentioned on slide 12, recently, we identified certain questioned activity involving a single banker in our East Texas market. Several of the relationships impacted by this activity were placed on non- accrual, resulting in a reversal of $1.2 million of accrued interest which negatively impacted the fully tax equivalent NIM-FTE by five basis points. • As we navigate through stabilizing rate conditions, our strategic focus continues to align with offering attractive returns to our depositors while closely monitoring economic indicators and federal funds rate projections for informed decision-making. Net Interest Income & NIM ($) 3.17 530

ORIGIN BANCORP, INC. _______ 14,299 13,962 13,503 16,648 15,809 6,185 6,443 5,446 7,725 6,665 4,722 4,621 4,889 4,688 4,862 1,990 2,006 2,118 2,247 2,404 1,402 892 1,050 1,988 1,878 Insurance Commission & Fee Income Service Charges & Fees Other Fee Income Mortgage Banking Revenue 2Q23 3Q23 4Q23 1Q24 2Q24 21 90,927 92,249 81,185 90,578 96,355 Net Interest Income Noninterest Income 2Q23 3Q23 4Q23 1Q24 2Q24 Major Components of Noninterest Income(19) ($) Net Interest Income + Noninterest Income ($) NET REVENUE DISTRIBUTION Components of Other Noninterest Income ($) 2Q24 1Q24 4Q23 3Q23 2Q23 Swap Fee Income 44 57 196 366 331 Gain on Subordinated Debentures 81 — — — 471 (Loss) Gain on Sale of Securities — (403) (4,606) (7,173) — Positive Valuation Adj. on Non-Marketable Equity Securities 5,188 — — 10,096 — MSR Gain (Impairment) — 410 (1,769) — — Gain on Bank Property Sale 800 — — — — Other 543 543 872 868 535 Total $ 6,656 $ 607 $ (5,307) $ 4,157 $ 1,337 82.8% 76.7% Please see slide 29 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 81.0%89.9%80.4%

ORIGIN BANCORP, INC. _______ 22 Efficiency Ratios (%) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS Noninterest Expense Composition ($) Consolidated Efficiency Ratio Core Efficiency Ratio 2Q23 3Q23 4Q23 1Q24 2Q24 Operating Leverage (%) E FF IC IE N C Y R AT IO (% ) N IE / AV E R A G E A S S E TS (% ) 2.32 2.32 2.48 2.39 2.59 64.76 63.59 75.02 64.81 66.82 2Q23 3Q23 4Q23 1Q24 2Q24 40 60 80 100 1.5 2.0 2.5 3.0 64 .7 6 60 .8 2 60 .4 9 63 .5 9 Please see slide 29 for all footnote references included above. 70 .5 5 66 .8 2 (4) UNAUDITED 65 .5 5 75 .0 2 64 .8 1 65 .2 458,887 58,663 60,906 58,707 64,388 34,533 34,624 35,931 35,818 38,109 6,578 6,790 6,912 6,645 7,009 2,837 2,775 3,062 3,145 3,468 2,552 2,264 2,259 2,137 2,137 2,716 2,868 2,947 2,502 3,072 9,671 9,342 9,795 8,460 10,593 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Intangible Asset Amortization Office and Operations Other 2Q23 3Q23 4Q23 1Q24 2Q24

ORIGIN BANCORP, INC. _______ 9.6 10.0 10.5 10.7 10.7 10.1 10.3 10.5 10.6 10.5 Company Level Origin Bank Level 2Q23 3Q23 4Q23 1Q24 2Q24 11.2 11.6 12.0 12.2 12.3 11.7 12.0 11.9 12.1 12.2 Company Level Origin Bank Level 2Q23 3Q23 4Q23 1Q24 2Q24 23 CAPITAL 14.1 14.6 15.0 15.0 15.2 13.5 14.0 13.9 14.0 14.2 Company Level Origin Bank Level 2Q23 3Q23 4Q23 1Q24 2Q24 2Q24 Reported versus Capital Ratios incl. AOCI (%) ICap ICap Total Capital to Risk-Weighted Assets(20) (%) Tier 1 Capital to Risk-Weighted Assets(20) (%)Tier 1 Capital to Average Assets (Leverage Ratio)(20) (%) Please see slide 29 for all footnote references included above. 10.7 12.3 15.2 12.1 9.4 10.9 13.7 10.710.5 12.2 14.2 12.2 9.3 10.7 12.7 10.7 Company Level, Reported Company Level, incl. AOCI Bank Level, Reported Bank Level, incl. AOCI Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Common Equity Tier 1 Capital Ratio (21) (21) UNAUDITED

ORIGIN BANCORP, INC. _______ QTD YTD 2Q24 1Q24 2Q24 $ Impact EPS Impact (22) $ Impact EPS Impact (22) $ Impact EPS Impact (22) Notable interest income items: Interest income reversal on relationships impacted by questioned banker activity $ (1,206) $ (0.03) $ — $ — $ (1,206) $ (0.03) Notable provision expense items: Provision expense related to questioned banker activity (3,212) (0.08) — — (3,212) (0.08) Provision expense on relationships impacted by questioned banker activity (4,131) (0.10) — — (4,131) (0.10) Notable noninterest income items: MSR gain — — 410 0.01 410 0.01 Loss on sales of securities, net — — (403) (0.01) (403) (0.01) Gain on sub-debt repurchase 81 — — — 81 — Positive valuation adjustment on non-marketable equity securities 5,188 0.13 — — 5,188 0.13 Gain on bank property sale 800 0.02 — — 800 0.02 Notable noninterest expense items: Operating expense related to questioned banker activity (1,452) (0.04) — — (1,452) (0.04) Total notable items $ (3,932) (0.10) $ 7 — $ (3,925) (0.10) 24 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED NOTABLE ITEMS

ORIGIN BANCORP, INC. _______ 2Q24 1Q24 Calculation of PTPP earnings: Net income $ 20,989 $ 22,632 Provision for credit losses 5,231 3,012 Income tax expense 5,747 6,227 PTPP earnings (non-GAAP) $ 31,967 $ 31,871 Calculation of PTPP ROAA: PTPP earnings $ 31,967 $ 31,871 Divided by number of days in the quarter 91 91 Multiplied by the number of days in the year 366 366 PTPP earnings, annualized $ 128,571 $ 128,184 Divided by total average assets $ 10,008,225 $ 9,861,236 ROAA (annualized) (GAAP) 0.84% 0.92 % PTPP ROAA (annualized) (non-GAAP) 1.28 1.30 Calculation of tangible common equity to tangible assets: Total assets $ 9,947,182 $ 9,892,379 Goodwill (128,679) (128,679) Other intangible assets, net (41,177) (43,314) Tangible assets 9,777,326 9,720,386 Total common stockholders' equity $ 1,095,894 $ 1,078,853 Goodwill (128,679) (128,679) Other intangible assets, net (41,177) (43,314) Tangible common equity 926,038 906,860 Tangible common equity to tangible assets (non-GAAP) 9.47% 9.33% 25 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ 2Q24 1Q24 Calculation of ROATCE: Net income $ 20,989 $ 22,632 Divided by number of days in the quarter 91 91 Multiplied by the number of days in the year 366 366 Annualized net income $ 84,417 $ 91,025 Total average stockholders' equity $ 1,084,269 $ 1,062,705 Average goodwill (128,679) (128,679) Average other intangible assets, net (42,563) (44,700) Average tangible common equity 913,027 889,326 ROATCE (annualized) (non-GAAP) 9.25% 10.24% 26 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share and adjusted tangible book value per common share:

	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22
Total common stockholders' equity	$ 1,095,894	$ 1,078,853	$ 1,062,905	$ 998,945	$ 997,859	$ 992,587	$ 949,943	$ 907,024
Goodwill	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(136,793)
Other intangible assets, net	(41,177)	(43,314)	(45,452)	(42,460)	(44,724)	(47,277)	(49,829)	(52,384)
Tangible common equity	926,038	906,860	888,774	827,806	824,456	816,631	771,435	717,847
Accumulated other comprehensive loss	127,184	124,909	121,023	172,729	152,879	138,481	159,875	175,233
Adjusted tangible common equity	1,053,222	1,031,769	1,009,797	1,000,535	977,335	955,112	931,310	893,080
Divided by common shares outstanding at period end	31,108,667	31,011,304	30,986,109	30,906,716	30,866,205	30,780,853	30,746,600	30,661,734
Book value per common share (GAAP)	$ 35.23	$ 34.79	$ 34.30	$ 32.32	$ 32.33	$ 32.25	$ 30.90	$ 29.58
Tangible book value per common share (non-GAAP)	29.77	29.24	28.68	26.78	26.71	26.53	25.09	23.41
Adjusted tangible book value per common share (non-GAAP)	33.86	33.27	32.59	32.37	31.66	31.03	30.29	29.13

	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Total common stockholders' equity	$ 646,373	$ 676,865	$ 730,211	$ 705,667	$ 688,235	$ 656,355	$ 647,150	$ 627,637
Goodwill	(34,153)	(34,153)	(34,368)	(26,741)	(26,741)	(26,741)	(26,741)	(26,741)
Other intangible assets, net	(15,900)	(16,425)	(16,962)	(3,089)	(3,283)	(3,505)	(3,739)	(3,976)
Tangible common equity	596,320	626,287	678,881	675,837	658,211	626,109	616,670	596,920
Accumulated other comprehensive loss (income)	115,979	65,890	(5,729)	(11,872)	(18,914)	(12,185)	(25,649)	(21,998)
Adjusted tangible common equity	712,299	692,177	673,152	663,965	639,297	613,924	591,021	574,922
Divided by common shares outstanding at period end	23,807,677	23,748,748	23,746,502	23,496,058	23,502,215	23,488,884	23,506,312	23,506,586
Book value per common share (GAAP)	$ 27.15	$ 28.50	$ 30.75	$ 30.03	$ 29.28	$ 27.94	$ 27.53	$ 26.70
Tangible book value per common share (non-GAAP)	25.05	26.37	28.59	28.76	28.01	26.66	26.23	25.39
Adjusted tangible book value per common share (non-GAAP)	29.92	29.15	28.35	28.26	27.20	26.14	25.14	24.46

Please see slide 29 for all footnote references included above.

ORIGIN BANCORP, INC.
27

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of core efficiency ratio:

	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22
Total noninterest expense	$ 64,388	$ 58,707	$ 60,906	$ 58,663	$ 58,887	$ 56,760	$ 57,254	$ 56,241
Insurance and mortgage noninterest expense	(8,402)	(8,045)	(8,581)	(8,579)	(9,156)	(8,033)	(8,031)	(8,479)
Adjusted total noninterest expense	55,986	50,662	52,325	50,084	49,731	48,727	49,223	47,762
Net interest income	73,890	73,323	72,989	74,130	75,291	77,147	84,749	78,523
Insurance and mortgage net interest income	(2,407)	(2,795)	(2,294)	(2,120)	(1,574)	(1,493)	(1,376)	(1,208)
Total noninterest income	22,465	17,255	8,196	18,119	15,636	16,384	13,429	13,723
Insurance and mortgage noninterest income	(8,543)	(10,123)	(4,727)	(7,335)	(7,587)	(8,792)	(6,255)	(4,737)
Adjusted total revenue	85,405	77,660	74,164	82,794	81,766	83,246	90,547	86,301
Efficiency ratio (GAAP)	66.82 %	64.81 %	75.02 %	63.59 %	64.76 %	60.69 %	58.32 %	60.97 %
Core efficiency ratio (non-GAAP)	65.55	65.24	70.55	60.49	60.82	58.53	54.36	55.34

	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Total noninterest expense	$ 44,150	$ 42,774	$ 40,346	$ 39,165	$ 37,832	$ 39,436	$ 38,884	$ 38,734
Insurance and mortgage noninterest expense	(8,397)	(8,626)	(6,580)	(6,688)	(6,964)	(7,252)	(7,195)	(7,746)
Adjusted total noninterest expense	35,753	34,148	33,766	32,477	30,868	32,184	31,689	30,988
Net interest income	59,504	52,502	54,180	52,541	54,292	55,239	51,819	50,617
Insurance and mortgage net interest income	(1,082)	(875)	(946)	(1,048)	(979)	(1,003)	(1,236)	(1,125)
Total noninterest income	14,216	15,906	16,701	15,923	12,438	17,131	15,381	18,051
Insurance and mortgage noninterest income	(8,047)	(10,552)	(5,683)	(6,179)	(5,815)	(8,348)	(9,326)	(12,741)
Adjusted total revenue	64,591	56,981	64,252	61,237	59,936	63,019	56,638	54,802
Efficiency ratio (GAAP)	59.89 %	62.53 %	56.92 %	57.21 %	56.69 %	54.49 %	57.86 %	56.41 %
Core efficiency ratio (non-GAAP)	55.35	59.93	52.55	53.03	51.50	51.07	55.95	56.55

ORIGIN BANCORP, INC.
28

ORIGIN BANCORP, INC. _______ 29 PRESENTATION NOTES (1) Does not include wholesale or mortgage warehouse deposits. (2) Excludes MW LOC. (3) New Fort Walton Beach, Florida loan production office opened in 1Q24. (4) As used in this presentation, PTPP earnings, PTPP ROAA, tangible book value per common share, adjusted tangible book value per common share, tangible common equity, adjusted tangible common equity, tangible common equity to tangible assets, ROATCE, and core efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 25-28 of this presentation. (5) Total LHFI, adjusted excludes MW LOC for all periods presented. (6) Origin Bancorp, Inc. and KBW Nasdaq cumulative total shareholder return assumes $100 invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (7) Data obtained from The United States Census Bureau (census.gov). Count is as of most recent practicable date. (8) Year-to-date periods ended December 31, 2020 and 2021, exclude PPP loans. (9) Does not include loans held for sale. (10) The ALCL to total LHFI, adjusted is calculated by excluding the ALCL for MW LOC from the total LHFI ALCL in the numerator and excluding the MW LOC from the LHFI in the denominator. Due to their low-risk profile, MW LOC require a disproportionately low allocation of the ALCL. (11) The sensitivity analysis is based on loans exceeding $2.5 million. (12) Represents an interest rate sensitivity test for CRE office loans over $2.5 million using interest rate assumptions increased to 8.6% for 2024 maturities, 8.1% for 2025 maturities, 6.9% for 2026 maturities, 6.10% for 2027 maturities and 5.6% for 2028+ maturities, based upon federal open market committee projections at March 20, 2024. (13) Represents the weighted average loan to value based upon an increase to a 10% stress capitalization rate on loans exceeding $2.5 million within the CRE non-owner occupied office portfolio. (14) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (15) For purposes of this classification, all reciprocal deposits are classified as commercial deposits. (16) PAA refers to purchase accounting adjustments. (17) Net interest income excl. MW LOC, adjusted, represents net interest income less interest income on MW LOC, excluding PAA net accretion/amortization for the 2Q23 period. (18) Adjusted NIM-FTE is calculated by removing the net purchase accounting accretion or amortization from the net interest income. (19) Mortgage banking revenue for 1Q24 and 4Q23 was adjusted for the $410,000 gain on sale and $1.8 million impairment, respectively, on the MSR portfolio. (20) June 30, 2024, dollars and ratios are estimated. (21) Capital ratios including AOCI are calculated by including the accumulated other comprehensive loss in the equity used in the numerator of the respective ratios and including the primarily negative fair value adjustments on the available for sale portfolio in the total risk-weighted assets used in the denominator of the ratio. (22) The diluted EPS impact is calculated using a 21% effective tax rate. The total of the diluted EPS impact of each individual line item may not equal the calculated diluted EPS impact on the total notable items due to rounding.